NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Amundi NVIT Multi Sector Bond Fund
(formerly, Amundi NVIT Multi Sector Bond Fund)
NVIT Core Bond Fund
NVIT Core Plus Bond Fund
NVIT DoubleLine Total Return Tactical Fund
(formerly, DoubleLine NVIT Total Return Tactical Fund)
NVIT Federated High Income Bond Fund
(formerly, Federated NVIT High Income Bond Fund)
NVIT Government Bond Fund
NVIT Government Money Market Fund
NVIT Short Term Bond Fund
Supplement dated June 16, 2021
to the Prospectus dated April 30, 2021
Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.
NVIT Core Plus Bond Fund

1.
At a meeting of the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust held on June 16, 2021, the Board approved the termination of Neuberger Berman Investment Advisers LLC (“Neuberger Berman”) as the subadviser to the NVIT Core Plus Bond Fund (the “Fund”), and the appointment of Insight North America LLC (“Insight”) as the Fund’s new subadviser, effective on or about September 7, 2021 (the “Effective Date”).

2.	As of the Effective Date, the Prospectus is amended as follows:

a.	All references to, and information regarding, Neuberger Berman in the Prospectus are deleted in their entirety.

b.	The Fund is renamed the “NVIT BNY Mellon Core Plus Bond Fund.” All references to the Fund’s former name in the Prospectus are replaced accordingly.

c.	The information under the heading “Principal Investment Strategies” beginning on page 12 of the Prospectus is deleted in its entirety and replaced with the following:
The Fund is designed to provide a diversified portfolio of different types of fixed-income securities. In contrast to a typical core bond strategy, however, the Fund also invests a portion of its assets in fixed-income securities that carry higher risks, but which potentially offer higher investment rewards. The fixed-income securities in which the Fund may invest include U.S. and foreign corporate bonds, U.S. government securities, bonds issued by foreign governments, asset-backed securities and mortgage-backed securities. The Fund may invest in securities issued by foreign issuers, including those that are located in emerging market countries, although the Fund does not invest more than 20% of its net assets in emerging market securities. Some foreign securities may be denominated in currencies other than the U.S. dollar.
The Fund invests in mortgage-backed securities. Mortgage-backed securities may be either pass-through securities issued by U.S. government agencies, such as Ginnie Mae, Fannie Mae or Freddie Mac, or collateralized mortgage obligations issued either by U.S. government agencies or by private issuers. The Fund may purchase many U.S. agency pass-through securities on a when-issued (also known as
“to-be-announced”)
basis, and it may also purchase or sell such securities for delayed delivery. When entering into such a transaction, the Fund buys or sells securities with payment and delivery scheduled to take place in the future.

The Fund normally invests primarily in fixed-income securities that are rated, at the time of purchase, investment grade or the unrated equivalent as determined by the Fund’s subadviser. The Fund may, however, invest up to 25% of its net assets at the time of purchase, in high-yield bonds (i.e., “junk bonds”). Under normal circumstances, the Fund invests at least 80% of its net assets in fixed-income securities. Securities in which the Fund invests may pay interest on either a fixed-rate or variable-rate basis.
The Fund seeks to achieve its objective by investing in securities offering the highest level of total return while simultaneously managing investment risk. The Fund’s portfolio can be expected to have an average effective duration ranging between three and eight years, although the Fund’s subadviser may lengthen or shorten the Fund’s portfolio duration outside this range depending on its evaluation of market conditions. Duration is an indication of an investment’s “interest rate risk,” or how sensitive an investment may be to changes in interest rates. Bonds with longer durations have higher risk and volatility.
In constructing the Fund’s portfolio, the subadviser relies primarily on proprietary, internally-generated credit research, focusing on both industry/sector analysis and detailed individual security selection. The subadviser seeks to identify investment opportunities based on the relative value of securities. The subadviser analyzes individual issuer credit risk based on factors such as management and depth of experience, competitive advantage, market and product position and overall financial strength. The Fund’s subadviser seeks value and may sell a security in anticipation of market declines or credit downgrades or to take advantage of more favorable opportunities. The Fund may engage in active and frequent trading of portfolio securities.

d.	The information under the heading “Principal Risks” beginning on page 13 of the Prospectus is modified as follows:

i.	The following is added as a sub-risk under “Foreign securities risk”:
Foreign currencies
– foreign securities may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

ii.	“Corporate loans risk” is deleted in its entirety.

iii.	The following is added immediately following “Liquidity risk”:
U.S. government securities risk
– not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the United States. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Even if a security is backed by the U.S. Treasury or the full faith and credit of the United States, such guarantee applies only to the timely payment of interest and principal. Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of U.S. government securities.

e.	The information under the heading “Portfolio Management – Subadviser” on page 15 of the Prospectus is deleted in its entirety and replaced with the following:
Insight North America LLC

f.	The table under the heading “Portfolio Management – Portfolio Managers” on page 16 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Gautam Khanna, CFA, CPA	Senior Portfolio Manager	Since 2021
James DiChiaro	Senior Portfolio Manager	Since 2021

g.	The information under the heading “How the Funds Invest – Principal Investment Strategies” on page 43 of the Prospectus is deleted in its entirety and replaced with the following:
The Fund is designed to provide a diversified portfolio of different types of fixed-income securities
. In contrast to a typical core bond strategy, however, the Fund also invests a portion of its assets in fixed-income securities that carry higher risks, but which potentially offer higher investment rewards. The fixed-income securities in which the Fund may invest include U.S. and foreign corporate bonds,
U.S. government securities
, bonds issued by foreign governments,
asset-backed securities
and
mortgage-backed securities
. The Fund may invest in securities issued by foreign issuers, including those that are located in emerging market countries
, although the Fund does not invest more than 20% of its net assets in emerging market securities. Some foreign securities may be denominated in currencies other than the U.S. dollar.
The Fund invests in mortgage-backed securities. Mortgage-backed securities may be either pass-through securities issued by U.S. government agencies, such as Ginnie Mae, Fannie Mae or Freddie Mac, or collateralized mortgage obligations issued either by U.S. government agencies or by private issuers. The Fund may purchase many U.S. agency pass-through securities on a when-issued (also known as
“to-be-announced”)
basis, and it may also purchase or sell such securities for delayed delivery. When entering into such a transaction, the Fund buys or sells securities with payment and delivery scheduled to take place in the future.
The Fund normally invests primarily in fixed-income securities that are rated, at the time of purchase, investment grade
or the unrated equivalent as determined by the Fund’s subadviser. The Fund may, however, invest up to 25% of its net assets at the time of purchase, in high-yield bonds
. Under normal circumstances, the Fund invests at least 80% of its net assets in fixed-income securities. Securities in which the Fund invests may pay interest on either a fixed-rate or variable-rate basis.
The Fund seeks to achieve its objective by investing in securities offering the highest level of total return while simultaneously managing investment risk. The Fund’s portfolio can be expected to have an average effective duration
ranging between three and eight years, although the Fund’s subadviser may lengthen or shorten the Fund’s portfolio duration outside this range depending on its evaluation of market conditions. The Fund does not have any restrictions on its average effective portfolio maturity or on the maturity
or duration of the individual fixed-income securities the Fund may purchase.
Although the Fund does not invest in
derivative
instruments as a principal investment strategy, the Fund may use options
,
futures
, options on futures and
swaps
, as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency, credit, or interest rate risk, to manage effective duration, as part of a hedging strategy, or for other purposes related to the management of the Fund.

In constructing the Fund’s portfolio, the subadviser relies primarily on proprietary, internally-generated credit research, focusing on both industry/sector analysis and detailed individual security selection, although the subadviser may supplement its internal research with external, third-party research and related credit tools. The subadviser seeks to identify investment opportunities based on the relative value of securities. The subadviser analyzes individual issuer credit risk based on factors such as management and depth of experience, competitive advantage, market and product position and overall financial strength. The Fund’s subadviser seeks value and may sell a security in anticipation of market declines or credit downgrades or to take advantage of more favorable opportunities. The Fund may engage in active and frequent trading of portfolio securities.

h.	The information under the heading “How the Funds Invest – Key Terms” on page 43 of the Prospectus is deleted in its entirety and replaced with the following:
Asset-backed securities
– fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities.
Derivative –
a contract, security or investment the value of which is based on the performance of an underlying financial asset, index or economic measure. Futures, swaps and options are derivatives because their values are based on changes in the values of an underlying asset or measure.
Duration
– a measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond matures together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.
Emerging market countries
– typically are developing and
low-
or middle-income countries such as those included in the MSCI Emerging Markets Index. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.
Fixed-income securities
– securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.
Futures
–
a contract that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for the cash value of a contract based on the underlying asset) at a specified price on the contract’s maturity date. The assets underlying futures contracts may be commodities, currencies, securities or financial instruments, or even intangible measures such as securities indexes or interest rates. Futures do not represent direct investments in securities (such as stocks and bonds) or commodities. Rather, futures are derivatives, because their value is derived from the performance of the assets or measures to which they relate. Futures are standardized and traded on exchanges, and therefore, typically are more liquid than other types of derivatives.
High-yield bonds
– commonly referred to as “junk bonds,” these fixed-income securities are rated below investment grade by nationally recognized statistical rating organizations, such as Moody’s and Standard & Poor’s, or are unrated securities that the Fund’s subadviser believes to be of comparable quality. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Investment grade
– the four highest rating categories of nationally recognized statistical rating organizations, including Moody’s, Standard & Poor’s and Fitch.
Maturity
– the date on which the principal amount of a security is required to be paid to investors.
Mortgage-backed securities
– fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.
Options
– a call option gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, an underlying security or futures contract at a specified price during the option period. A put option gives the purchaser of the option the right to sell, and the seller of the option the obligation to buy, an underlying security or futures contract at a specified price during the option period.
Swaps
– a swap is an agreement that obligates two parties to exchange on specified dates series of cash flows that are calculated by reference to changes in a specified rate or the value of an underlying asset.
U.S. government securities
– debt securities issued and/or guaranteed as to principal and interest by either the U.S. government, or by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities. Securities issued or guaranteed directly by the U.S. government are supported by the full faith and credit of the United States. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government, and enterprises sponsored by the U.S. government, are not direct obligations of the United States. Therefore, such securities may not be supported by the full faith and credit of the United States.

i.	The information under the heading “How the Funds Invest – Principal Risks” beginning on page 43 of the Prospectus is deleted in its entirety and replaced with the following:
The Fund is subject to the same risks that apply to all mutual funds that invest in fixed-income securities. For instance, the value of the Fund’s investments – and therefore, the value of Fund shares – may fluctuate.
In addition, the Fund is subject to
CREDIT RISK, DELAYED-DELIVERY RISK, EMERGING MARKETS RISK, FOREIGN SECURITIES RISK, HIGH-YIELD BONDS RISK, INTEREST RATE RISK, LIQUIDITY RISK, MARKET RISK, MORTGAGE- AND ASSET-BACKED SECURITIES RISKS, PORTFOLIO TURNOVER RISK, PREPAYMENT AND CALL RISK, REDEMPTIONS RISK, SELECTION RISK, SOVEREIGN DEBT RISK
and
U.S. GOVERNMENT SECURITIES RISK
, each of which is described in the section “Risks of Investing in the Funds” beginning on page 54.
The Fund cannot guarantee that it will achieve its investment objectives. Loss of money is a risk of investing in the Fund.

j.	The following is added as a sub-risk under Derivatives risk beginning on page 55 of the Prospectus:
Options
– an option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying security or asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When a Fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. To the extent that a Fund writes or sells an option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the Fund could experience a substantial loss.

k.	The information under the heading “Fund Management – Subadvisers” on page 63 of the Prospectus is amended to include the following:
INSIGHT NORTH AMERICA LLC (“INSIGHT”)
,
located at 200 Park Avenue, New York, NY 10166, is the subadviser to the NVIT BNY Mellon Core Plus Bond Fund. Insight was formed as a subsidiary of The Bank of New York Mellon Corporation in 2004 and has been registered as an investment adviser since 2009.

l.	The information relating to the “NVIT Core Plus Bond Fund” on page 64 of the Prospectus is deleted in its entirety and replaced with the following:
NVIT BNY Mellon Core Plus Bond Fund
Gautam Khanna, CFA, CPA and James DiChiaro are jointly responsible for the day-to-day
management of the Fund, including the selection of the Fund’s investments.
Mr. Khanna joined Insight’s Fixed Income Group in 2003 (via predecessor company, Cutwater Asset Management), where he serves as a Senior Portfolio Manager.
Mr. DiChiaro joined Insight’s Fixed Income Group in 1999 (via predecessor company, Cutwater Asset Management), where he serves as a Senior Portfolio Manager.

3.	Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust’s Manager of Managers Exemptive Order, with more detailed information about Insight.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE